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                                                                    Exhibit 1.1



                         2,500,000 PREFERRED SECURITIES

                          CENTURY BANCORP CAPITAL TRUST
                   ____% CUMULATIVE TRUST PREFERRED SECURITIES
                 (LIQUIDATION AMOUNT $10 PER PREFERRED SECURITY)

                             UNDERWRITING AGREEMENT

                              Boston, Massachusetts
                                ________ __, 1998


TUCKER ANTHONY INCORPORATED
One Beacon Street
Boston, Massachusetts 02108

Ladies and Gentlemen:

     Century Bancorp, Inc., a Massachusetts corporation (the "Company") and its financing subsidiary, Century Bancorp Capital Trust, a Delaware business trust (the "Trust", and hereinafter together with the Company, the "Offerors"), confirm their agreement with Tucker Anthony Incorporated ("Tucker Anthony") and each of the other Underwriters, if any, named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any Underwriters substituted as hereinafter provided in Section 11), for whom Tucker Anthony is acting as representative (in such capacity, Tucker Anthony is herein called the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 2,500,000 of the Trust's ___% Cumulative Trust Preferred Securities, with a liquidation amount of $10 per preferred security ("Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the prospectus (as hereinafter defined) (the aforementioned 2,500,000 Preferred Securities to be sold to the Underwriters being referred to herein as the "Firm Preferred Securities"), and with respect to the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase therefrom all or any part of an additional 375,000 Preferred Securities for the purpose of covering over-allotments, if any. The Firm Preferred Securities and all or any part of the Preferred Securities subject to the option described in Section 2(b) hereof (the "Option Preferred Securities") are hereinafter collectively referred to as the "Designated Preferred Securities." The words "you" and "your" refer to the Representative of the Underwriters.

1.   REPRESENTATIONS AND WARRANTIES OF THE OFFERORS.

     The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters as of the date hereof, and as of the Closing Date, as defined in Section 2(a) hereof, and the Option Closing Date, as defined in Section 2(b) hereof, if any, as follows:

          (a) A registration statement on Form S-2 (File No. 333-50843) with respect to

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     the Designated Preferred Securities, the Guarantee (as defined in Section
     2(d) hereof) and $28,750,000 aggregate principal amount of Debentures (as defined in Section 2(d) hereof), including a prospectus subject to completion, has been prepared by the Offerors in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable Rules and Regulations (as defined below) of the Securities and Exchange Commission (the "Commission") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder, and has been filed with the Commission; such amendments to such registration statement, and such amended prospectuses subject to completion, as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Offerors will file such additional amendments to such registration statement, and such amended prospectuses subject to completion, as may hereafter be required. Copies of such registration statement and each such amendment, each such related prospectus subject to completion (collectively, the "Preliminary Prospectuses" and individually, a "Preliminary Prospectus"), each document incorporated by reference therein and each exhibit thereto have been delivered to you. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable. If the registration statement has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission, pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations under the Act or as part of a post-effective amendment to the registration statement (including a final form of prospectus), the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations under the Act. If the registration statement has not been declared effective under the Act by the Commission, the Company will prepare and promptly file a further amendment to the registration statement, including a final form of prospectus. The term "Registration Statement" as hereinafter used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits in the form in which it became or becomes effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations under the Act, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations under the Act) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Designated Preferred Securities as included in such registration statement at the time it became or becomes effective, except that if any revised prospectus shall be provided to the Underwriters by the Offerors for use in connection with the offering of the Designated Preferred Securities that differs from the Prospectus on file with the Commission at the time the registration statement became or becomes effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations under the Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for

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     such use, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein.

          (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, at the time of filing thereof, or instituted proceedings for that purpose, and each such Preliminary Prospectus, at the time of filing thereof, has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, at the time of filing thereof, has not included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading and at the time the Registration Statement became or becomes effective and at all times subsequent thereto up to and including the Closing Date (as hereinafter defined) and any Option Closing Date (as hereinafter defined), and during such longer period as the Prospectus may be required to be delivered in connection with sales by an Underwriter or a dealer, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and the Trust Indenture Act (and the rules and regulations thereunder), and (ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations, and as of the date any such document was or is filed with the Commission under the Exchange Act such document did not, and on the Closing Date and on any Option Closing Date will not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). Each of the subsidiaries of the Company (collectively, the "Subsidiaries" and individually, a "Subsidiary") has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Company


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     and each of the Subsidiaries are duly qualified and licensed as foreign corporations and in good standing in each jurisdiction in which their respective operations requires such qualification or licensing, except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or on the business affairs, position, prospects, value, operation, properties, business or results of operation of the Company and the Subsidiaries taken as a whole whether or not arising in the ordinary course of business (a "Material Adverse Effect"). The Company and each of the Subsidiaries have all requisite power and authority, and have obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies to own or lease their respective properties and conduct their respective businesses as described in the Prospectus (collectively, "Government Approvals"), except where the failure to so obtain any such Government Approval would not have a Material Adverse Effect; the Company and each of the Subsidiaries are and have been doing business in compliance with all such Government Approvals, except where the failure to so comply would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Government Approvals. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and security interests, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into, or exchange any securities for shares of capital stock of or ownership interests in any of the Subsidiaries are outstanding. The Company's only bank subsidiary is Century Bank and Trust Company (the "Bank"). The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance corporation (the "FDIC") up to the maximum amount provided by law and no proceedings for the modification, termination or revocation of any such insurance are pending or threatened.

               (ii) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a


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     consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (d) (i) The capital stock of the Company and the equity securities of the Trust, the Debentures and the Guarantee conform to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and neither Offeror is a party to or bound by any instrument, agreement or other arrangement (except as disclosed in the Prospectus) providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement. All issued and outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities.

               (ii) (A) The Trust has all requisite power and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Preferred Securities, when delivered in accordance with this Agreement, will be duly and validly issued and outstanding, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement, will not be issued in violation of or subject to any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement, the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other title defect.

                    (B) The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

                    (C) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Prospectus.


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                    (D) The Agreement as to Expenses and Liabilities (the
          "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered to the Company, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Prospectus.

          (e) The audited and unaudited consolidated financial statements of the Company, together with the notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position and the results of operations, changes in cash flows and changes in stockholders' equity of the Company at the respective dates and for the respective periods to which they apply; and each of such audited consolidated financial statements has been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved, all adjustments necessary for a fair presentation of results for such periods have been made and such unaudited consolidated financial statements have been prepared on a basis substantially consistent with that of such audited consolidated financial statements. Except as described in the Prospectus, there has been no change or development involving a Material Adverse Effect since the date of the consolidated financial statements included in any of the Preliminary Prospectuses, the Prospectus and the Registration Statement, and the outstanding debt, the property, both tangible and intangible, and the business of the Company and each of the Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The summary and selected consolidated financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein or incorporated by reference and have been compiled on a basis consistent with the unaudited and audited consolidated financial statements included therein. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended. Neither the Company nor any of the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

          (f) KPMG Peat Marwick LLP ("KPMG"), whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

          (g) (i) the Company and each of the Subsidiaries have paid all federal, state, local and foreign taxes for which they are respectively liable and which are due and payable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended, and (ii) none of the Company or any Subsidiary has any tax deficiency or claims outstanding, assessed or, to its knowledge, proposed against it.

          (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Trust of the Designated Preferred Securities, (ii) the purchase by the Underwriters of the Designated Preferred Securities, or


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     (iii) the consummation by the Offerors of any of their respective obligations under this Agreement.

          (i) The Offerors and each of the Subsidiaries maintain insurance of the types and in the amounts which are adequate for their businesses, all of which insurance is in full force and effect.

          (j) Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, pending or, to the Offerors' knowledge, threatened against (or currently existing or previously occurring facts or circumstances that provide a basis for the same), or involving the properties or business of the Offerors or any of the Subsidiaries, that (i) questions the validity of the capital stock or equity securities of the Offerors or this Agreement or of any action taken or to be taken by the Offerors pursuant to or in connection with this Agreement, (ii) is required to be disclosed in the Registration Statement that is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) would have a Material Adverse Effect.

          (k) Each of the Offerors has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein and therein; and this Agreement has been duly authorized, executed and delivered by each of the Offerors. This Agreement, assuming it has been duly authorized, executed and delivered by the Underwriters, constitutes a legal, valid and binding agreement of the each of the Offerors enforceable against each of the Offerors in accordance with its terms. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and will conform to the description thereof contained in the Prospectus. The execution and delivery of this Agreement by the Offerors, their performance hereunder, their consummation of the transactions contemplated herein and the conduct of their business and that of each of the Subsidiaries as described in the Registration Statement, the Prospectus and any amendments or supplements thereto does not and will not conflict with in any material respect or result in any breach or violation of any of the material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction on equity of any kind whatsoever upon, any property or assets (tangible or intangible) of either Offeror or any of the Subsidiaries, pursuant to the terms of (i) the corporate charter, operating agreement or by-laws of the Company or any of the Subsidiaries or the Trust Agreement, the Guarantee or the Indenture, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which either Offeror or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets (tangible


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     or intangible) is or may be subject or (iii) any statute, judgment, decree, order, rule or regulation applicable to either Offeror or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over either Offeror or any of the Subsidiaries or any of their respective activities or properties.

          (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Designated Preferred Securities pursuant to the Prospectus and the Registration Statement, or the performance of this Agreement, the Trust Agreement, the Guarantee or the Indenture and the transactions contemplated thereby, except such as have been or may be obtained under the Act, the Exchange Act or the Rules and Regulations or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Designated Preferred Securities.

          (m) All executed agreements which are filed as exhibits to the Registration Statement to which either Offeror or any of the Subsidiaries is a party or by which any of them may be bound or to which any of their respective assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by such Offeror or such Subsidiaries, and, assuming due authorization, execution and delivery by the other parties thereto, constitute the legal, valid and binding agreements of such Offeror and such Subsidiaries enforceable against such Offeror and such Subsidiaries in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The descriptions in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form S-2, and there are no contracts or other documents that are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statements that are not described or filed as required, and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies.

          (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither Offeror nor any of the Subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction which could reasonably be expected to have a Material Adverse Effect or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock or equity securities.

          (o) Except as disclosed in the Registration Statement, (i) neither of the Offerors is in violation of its corporate charter, bylaws or other governing documents (including



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     without limitation the Trust Agreement), and (ii) no material default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound or to which any of the property or assets (tangible or intangible) of either Offeror or any of the Subsidiaries is subject or affected.

          (p) The Offerors and each of the Subsidiaries have a generally satisfactory employer-employee relationship with their respective employees and are in compliance with all federal, state, local, and, where applicable, foreign, laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to so comply would not have a Material Adverse Effect. To the Offerors' knowledge, there are no pending investigations involving the Offerors or any of the Subsidiaries by the United States Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. To the Offerors' knowledge, there is no unfair labor practice charge or complaint against either Offeror or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving either Offeror or any of the Subsidiaries, and no such strike, picketing, boycott, dispute, slowdown or stoppage has ever occurred. No representation question exists respecting the employees of either Offeror or any of the Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by either Offeror or any of the Subsidiaries. There are no expired or existing collective bargaining agreements of either Offeror or any of the Subsidiaries.

          (q) Neither Offeror nor any of the Subsidiaries has incurred any liability arising under or as a result of any breach of the provisions of the Act.

          (r) Except as disclosed in the Prospectus, neither Offeror nor any of the Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan", an "employee welfare benefit plan", or a "multiemployer plan" (collectively, the "ERISA Plans") as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). With respect to any ERISA Plan that an Offeror or any of the Subsidiaries, now or at any time previously, maintains or contributes to, all applicable federal laws and regulations have been complied with, except for such instances of noncompliance which, either singly or in the aggregate, would not have a Material Adverse Effect. Neither Offeror nor any of the Subsidiaries has ever completely or partially withdrawn from a "multiemployer plan."

          (s) The Offerors and the Subsidiaries have complied in all material respects with all federal, state and local statutes, regulations, ordinances and rules applicable to the


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     ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted.

          (t) Each Offeror maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) The Offerors have not distributed and will not distribute prior to the Closing Date any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Underwriters.

          (v) No holders of any equity securities of the Offerors or of any options, warrants or other convertible or exchangeable securities of the Offerors exercisable for or convertible or exchangeable for equity securities of the Offerors have the right (except as may have been waived), to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company within 180 days of the date hereof or to require the Company or the Trust to file a registration statement under the Act during such 180 day period.

          (w) Neither Offeror has taken or will take, directly or indirectly (except for any action that may be taken by the Underwriters), any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of either Offeror to facilitate the sale or resale of the Designated Preferred Securities or otherwise.

          (x) Except to the extent disclosed in the Prospectus, (i) the Offerors and each of the Subsidiaries own or possess, or have a license or other right to use, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), technology, trademarks, service marks and trade names, together with all applications for any of the foregoing, currently used or held for use by them in connection with their respective businesses, except where the failure to own or possess, alone or in aggregate, would not have a Material Adverse Effect on the Offerors, (ii) neither the Offerors nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which has not been finally resolved and (iii) except as set forth in the Registration Statement, neither the Offerors nor any of the Subsidiaries is obligated or under any liability whatsoever to make any material payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent right, license, invention, trademark, service mark, trade name, copyright, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

          (y) The Offerors and each of the Subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus (including the financial statements included or incorporated by reference therein) to be owned or leased by them, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions on equity of any kind whatsoever, other than (i) those referred to in the Prospectus (including such financial statements), (ii) liens for taxes not yet due and payable and (iii) mechanics, materialmen, warehouse and other statutory liens arising in the ordinary course of business which, either individually or in the aggregate, do not have a Material Adverse Effect.

          (z) Except as described in the Prospectus under "Underwriting" and on the cover page thereof, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Designated Preferred Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Offerors or any of the Subsidiaries or any of their respective officers, directors, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

          (aa) The Preferred Securities have been approved for listing on the Nasdaq Stock Market, Inc.'s National Market System (the "NASDAQ-NM") under the symbol "CNBKP" subject to official notice of issuance.

          (ab) The Company is not an "investment company" or an "affiliated person" or "promoter" of, or "principal Underwriters" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to regulation under the 1940 Act.

          (ac) Any certificate signed by any officer of either Offeror and delivered to the Underwriters or to the Underwriters' Counsel (as hereinafter defined) shall be deemed a representation and warranty by such Offeror to the Underwriters as to the matters covered thereby.

          (ad) There are no contractual encumbrances or restrictions or material legal restrictions on the ability of any of the Subsidiaries (i) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Offerors, (ii) to make any loans or advances to, or investments in, the Offerors or (iii) to transfer any of its property or assets to the Offerors.

2. PURCHASE, SALE AND DELIVERY OF THE DESIGNATED PREFERRED SECURITIES; DESCRIPTION OF DESIGNATED PREFERRED SECURITIES.

          (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell the Firm Preferred Securities to the several Underwriters, and each Underwriter, severally and not jointly, agrees to purchase that number of Firm Preferred Securities set forth in Schedule A opposite its name plus any additional number of Firm Preferred Securities that such Underwriter may become obligated purchase pursuant to the provisions of Section 11 hereof. The time and date of payment for and delivery of the Firm Preferred Securities is herein called the "Closing Date." Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Subordinated Debentures (as described in the Prospectus), the Company shall pay to the Underwriters a commission of $_____ per Firm Preferred Security purchased (the "Firm Preferred Securities Commission").

          (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained and upon not less than two business days' notice from the Representative of the Underwriters, for a period of thirty days from the effective date of this Agreement, the Trust grants to the Underwriters an option to purchase up to 375,000 Option Preferred Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Preferred Securities and is exercisable by written notice to the Trust within 30 days after the Closing Date. Option Preferred Securities shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Preferred Securities set forth opposite the name of such Underwriters in Schedule A hereto. The time and date of delivery of any of the Option Preferred Securities is herein called the "Option Closing Date". Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Subordinated Debentures (as described in the Prospectus), the Company shall pay to the Underwriters a commission of $_____ per Option Preferred Security purchased (the "Option Preferred Securities Commission"). The respective purchase obligations of each Underwriter with respect to the Option Preferred Securities may be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Preferred Securities other than in 100 unit increments. The price of both the Firm Preferred Securities and any Option Preferred Securities shall be $10 per Preferred Security.

          (c) Payment of the purchase price and Firm Preferred Securities Commission and Option Preferred Securities Commission for, and delivery of certificates for, the Firm Preferred Securities and the Option Preferred Securities shall be made on each of the Closing Date and the Option Closing Date, respectively, by wire transfer of immediately available funds, payable to the order of the Trust, at the offices of Tucker Anthony at One Beacon Street, Boston, Massachusetts, or at such other place as shall be agreed upon by the

     Representative and the Offerors or, if mutually agreed to by the Representative and the Offerors, by wire transfer, upon delivery of certificates (in form and substance satisfactory to the Representative) representing such securities to the Representative. Delivery and payment for the Firm Preferred Securities shall be made at 10:00 a.m. (Eastern
     Time) on the third business day following the public offering, or at such other time and date as shall be agreed upon by the Representative and the Trust. In the event that any or all of the Option Preferred Securities are purchased by the Underwriters, the date and time at which certificates for Option Preferred Securities are to be delivered shall be determined by the Representative and the Trust but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date. Certificates for the Firm Preferred Securities and the Option Preferred Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Representative may request in writing at least two (2) business days prior to the Closing Date or the Option Closing Date, as applicable. The certificates for the Firm Preferred Securities and the Option Preferred Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection and packaging not later than 9:30 a.m. (Eastern Time) on the last business day prior to the Closing Date or the Option Closing Date, as applicable.

          (d) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among State Street Bank and Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement." In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its Subordinated Debentures (the "Debentures") pursuant to an Indenture, dated as of ___________, 1998, between the Company and State Street Bank and Trust Company, as debenture trustee (the "Indenture") and
     (ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Guarantee Agreement between the Company and State Street Bank and Trust Company, as guarantee trustee (the "Guarantee"), to the extent described therein.

3.   PUBLIC OFFERING OF THE DESIGNATED PREFERRED SECURITIES.

     As soon after the Registration Statement becomes effective as the Underwriters deem advisable, the Underwriters shall make a public offering of the Designated Preferred Securities at the price and upon the other terms set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change. Because the NASD is expected to view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's Conduct Rules.

     The Underwriters may reserve and sell such of the Designated Preferred Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

4.   COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

     The Offerors jointly and severally agree with each of the Underwriters as follows:

          (a) The Offerors will use their best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; they will notify the Representative, promptly after they shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; if the Offerors omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a), the Offerors will provide evidence satisfactory to the Representative that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations under the Act or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations under the Act, they will provide evidence satisfactory to the Representative that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; they will notify the Representative promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon the Representative's request, they will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the Underwriters ("Underwriters' Counsel"), may be necessary or advisable so as to comply with all applicable laws and regulations (including, without limitation, Section 11 under the Act and Rule 10b-5 under the Exchange Act) in connection with the distribution of the Designated Preferred Securities by the Underwriters; they will promptly prepare and file with the Commission, and promptly notify the Representative of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Designated Preferred Securities is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Designated Preferred Securities as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in case any Underwriter is required so as to comply with all applicable laws and regulations (including, without limitation, Section 11 under the Act and Rule 10b-5 under the Exchange Act) to deliver a prospectus nine months or more after the effective date of the Registration Statement in connection with the sale of the Designated Preferred Securities, they will prepare promptly upon request, but at the expense of the Underwriters, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; they will file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed incorporated therein by reference) which shall not previously have been submitted to the Representative a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing or which is not in compliance with the Act and the Rules and Regulations under the Act and until the distribution of the Designated Preferred Securities pursuant to the Prospectus has been completed, the Offerors will furnish to the Representative at or prior to the filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

          (b) The Offerors will advise the Representative, promptly after they shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and they will promptly use their best efforts to prevent the issuance of any stop order or to obtain their withdrawal at the earliest possible moment if such stop order should be issued.

          (c) The Offerors will use their best efforts to qualify the Designated Preferred Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate and to continue such qualifications in effect for so long as may be required for the purposes of the distribution of the Designated Preferred Securities, except that either Offeror shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. In each jurisdiction in which the Designated Preferred Securities shall have been qualified as above provided, the Offerors will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

          (d) The Offerors will furnish to the Representative, as soon as available, copies of the Registration Statement (as filed in EDGAR format, including exhibits, with the commission's confirmation of filing), each Preliminary Prospectus, the Prospectus and any amendment or supplements to such documents, including any prospectus prepared to permit compliance with
     Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

          (e) The Offerors will make generally available to their securityholders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve-month period beginning after the effective date of the Registration Statement.

          (f) For five years from the date hereof, the Offerors shall furnish to the Representative copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission or with any national securities exchange or the NASDAQ-NM and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Representative may reasonably request. During such five year period the Offerors' financial statements shall be on a consolidated basis to the extent that the accounts of the Offerors and the Subsidiaries are consolidated, and shall be accompanied by similar financial statements for any Subsidiary which is not so consolidated.

          (g) The Offerors will apply the net proceeds from the sale of the Designated Preferred Securities being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (h) The Offerors will maintain a transfer agent and a registrar (which may be the same entity as the transfer agent) for the Preferred Securities.

          (i) If at any time during the 90-day period after the Registration Statement becomes effective, any publication or event relating to or affecting either Offeror shall occur as a result of which in your opinion the market price of the Preferred Securities has been or is likely to be materially affected (regardless of whether such publication or event necessitates a supplement to or amendment of the Prospectus), the Offerors will, after written notice from the Representative advising the Offerors to the effect set forth above, forthwith prepare, consult with the Representative concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such publication or event, consistent with past practice.

          (j) For a period ending 180 days from the date of the Prospectus, the Offerors will not, without your prior written consent, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Preferred Securities other than pursuant to this Agreement, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Designated Preferred Securities or the Debentures, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities.

5.   PAYMENT OF EXPENSES.

          (a) Subject to Section 5(b), the Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid on the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iii), (v) and (vii) below) incident to the performance of the obligations of the Offerors under this Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Offerors; (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing (including the filing fees of the Commission), mailing (including postage with respect thereto) and delivery of the Registration Statement, the Preliminary Prospectuses and the Prospectus and any amendments and supplements thereto, including the cost of all copies thereof supplied to the Representative in quantities as hereinabove stated, (iii) all costs and expenses incurred in connection with the printing, mailing and delivery of this Agreement, the Selected Dealer Agreements, the Agreement Among Underwriters, Underwriters' Questionnaires, Underwriters' Powers of Attorney and related documents, including the cost of all copies thereof supplied to the Underwriters in quantities as hereinabove stated, (iv) the printing, engraving, issuance and delivery of the Designated Preferred Securities, including any transfer or other taxes payable thereon, (v) the qualification of the Designated Preferred Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a Blue Sky Memorandum and any supplements or amendments thereto and disbursements and fees of Underwriters' Counsel, in connection therewith, (vi) fees and expenses of the Trust's transfer agent, (vii) fees and expenses incurred in connection with the review by the NASD of certain of the matters set forth in this Agreement, and (viii) the fees and expenses incurred in connection with the listing of the Designated Preferred Securities on the NASDAQ-NM and any other exchange.

          (b) In connection with the Offering, the Offerors agree to reimburse the Underwriters up to a limit of $20,000 for their out of pocket expenses ("Reimbursable Expenses"), including: (i) their out-of-pocket expenses in connection with the Registration Statement and related documentation; (ii) the cost of advertising the Offering; and (iii) the Underwriters' travel and promotional expenses. To the extent the Reimbursable Expenses exceed the $20,000 limit, the Underwriters will bear their own out-of-pocket expenses.

          (c) If this Agreement is terminated by the Representative in accordance with the provisions of Section 6, Section 10(b) or Section 12, or if the Offerors shall terminate this Agreement under Section 10(a), unless the basis upon which the Representative terminates this Agreement results from the default or omission of any Underwriter, the Company shall reimburse and indemnify the Underwriters for (i) all of their reasonable out-of-pocket expenses up to $75,000, including the fees and disbursements of Underwriters' Counsel, plus (ii) the Blue Sky fees and expenses identified in Section 5(a)(v) above.

6.   CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

     The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Offerors herein as of the date hereof and as of the Closing Date and the Option Closing Date, if any, as if they had been made on and as of the Closing Date or the Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Offerors made pursuant to the provisions hereof; and the performance by the Offerors on and as of the Closing Date and the Option Closing Date, if any, of their respective covenants and obligations hereunder and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 p.m., Eastern Time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of Underwriters' Counsel. If the Offerors have elected to rely upon Rule 430A of the Rules and Regulations under the Act, the price of the Designated Preferred Securities and any other information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations under the Act within the prescribed time period, and, prior to the Closing Date, the Offerors shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations under the Act.

          (b) The Representative shall not have advised the Offerors that the Registration Statement, or any amendment thereto, contains an untrue statement of fact that, in the Representative's opinion or in the opinion of Underwriters' Counsel, is material, or omits to state a fact that, in the Representative's opinion or in the opinion of Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact that, in the Representative's opinion or in the opinion of Underwriters' Counsel, is material, or omits to state a fact that, in the Representative's opinion or in the opinion of Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On the Closing Date and the Option Closing Date, if any, the Representative shall have received from Underwriters' Counsel the favorable opinion to the effect that:

               (i) the Preferred Securities conform in all material respects to the description thereof contained in the Prospectus;

               (ii) the Registration Statement is effective under the Act, and if applicable, the filing of all pricing and other information has been timely made in the appropriate form under Rule 430A of the Rules and Regulations, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened by the Commission. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent certified public accountants for the Company and the Representative, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to matters referred to in subparagraph (i) above of this Section 6(c)), no facts have come to the attention of such counsel (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) that lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or any Preliminary Prospectus (other than information omitted pursuant to Rule 430A) or the Prospectus or any amendment or supplement thereto as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no view with respect to the financial statements and schedules and other financial and statistical data included in any Preliminary Prospectus, the Registration Statement (including any exhibit thereto) or the Prospectus or any amendment or supplement thereto); and

               (iii) each of the Preliminary Prospectuses, the Registration
                     Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements and schedules, related notes and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

     The opinion of Underwriters' Counsel to be dated the Option Closing Date, if any, may confirm as of the Option Closing Date the statements made by such counsel in their opinion delivered on the Closing Date.

          (d) (1) On the Closing Date and the Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Foley, Hoag & Eliot LLP, counsel to the Offerors, dated the Closing Date and the Option Closing Date, if any, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

               (i) (A) the Company and each of the Subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, (B) the Company is duly registered as a bank holding company under the BHC Act, and (C) the Company is duly qualified as a foreign corporation and in good standing in listed jurisdictions; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully-paid and non-assessable and are owned of record by the Company; the outstanding shares of capital stock of the Subsidiaries are owned by the Company free and clear of all liens, encumbrances and security interests and, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into, or exchange any securities for, any shares of capital stock of or ownership interests in any of the Subsidiaries are outstanding;

               (ii) the Company and each of the Subsidiaries have the corporate power to own, lease and operate their respective properties and to conduct their respective businesses as described in the Prospectus;

              (iii) The capital stock, Debentures and Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. The capital stock of the Company authorized and issued as of December 31, 1997 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, and is fully paid and nonassessable. To such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described in the Prospectus. To such counsel's knowledge, the Firm Preferred Securities and the Option Preferred Securities are not and will not be subject to any preemptive rights under the Massachusetts Business Corporation Law or similar statutory rights. The issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors. All of the Designated Preferred Securities have been duly and validly authorized and, when delivered in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof in the Registration Statement, the Prospectus and the Trust Agreement; the certificates representing the Designated Preferred Securities are in due and proper form; and the Designated Preferred Securities have been approved for quotation on NASDAQ-NMS subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any shares of capital stock or equity securities of the Offerors or the Subsidiaries pursuant to the corporate charter, by-laws or other governing documents (including, without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound. To the best of such counsel's knowledge, holders of securities of the Offerors either do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or any registration statement to be filed by the Company within 180 days of the date hereof or to require the Company to file a registration statement under the Act during such 180 day period, or have waived such right.

               (iv) the Registration Statement is effective under the Act, and, if applicable, the filing of all pricing and other information has been timely made in the appropriate form under Rule 430A of the Rules and Regulations under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to such counsel's knowledge, threatened by the Commission;

               (v) the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the financial statements and schedules, related notes and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act; and to the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed;

               (vi) (A) to such counsel's knowledge, there is not pending or threatened against the Offerors or any of the Subsidiaries, or involving any of their respective properties or businesses, any action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, that (y) is required to be disclosed in the Registration Statement and is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (z) questions the validity of the capital stock or equity securities of the Company or the Trust, this Agreement, or any action taken or to be taken by the Offerors pursuant to or in connection with this Agreement and (B) no statute or regulation or legal or, to such counsel's knowledge, governmental proceeding required to be described in the Prospectus is not described as required;

              (vii) the Offerors have all requisite corporate and trust power and authority to enter into this Agreement and to consummate the transactions provided for herein; and this Agreement has been duly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligation of the Offerors enforceable in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement does not and will not result in any breach or violation of any of the material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, pledge, security interest, or other encumbrance upon, any property or assets (tangible or intangible) of the Offerors or any of the Subsidiaries or the Designated Preferred Securities pursuant to the terms of (A) the corporate charter, operating agreement or by-laws, or other governing instrument (including without limitation the Trust Agreement) of the Offerors or any of the Subsidiaries, (B) to such counsel's knowledge, the Guarantee, the Indenture, the Expense Agreement, any voting trust agreement or any stockholders agreement, or any indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument known to such counsel to which either of the Offerors or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets (tangible or intangible) is or may be subject, or (C) any statute, rule or regulation or, to such counsel's knowledge, any judgment, decree or order applicable to either of the Offerors or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body having jurisdiction over either of the Offerors or any of the Subsidiaries or any of their respective activities or properties, the violation of which would have a Material Adverse Effect;

             (viii) each of the Indenture, the Trust Agreement and the
                    Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms;

               (ix) the Debentures have been duly authorized, executed,
                    authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

               (x) the Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms;

               (xi) no consent, approval, authorization or order of, and no filing with, any federal or state court, regulatory body, government agency or other body (other than such as have been effected under the Act and the Exchange Act and such as may be required under Blue Sky or state securities laws or the rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters, as to which no opinion need be rendered) is required in connection with the issuance of the Designated Preferred Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the transactions contemplated hereby;

              (xii) to such counsel's knowledge neither the Offerors nor any of the Subsidiaries is in violation of any term or provision of its corporate charter, operating agreement, or by-laws or other governing instrument (including without limitation the Trust Agreement);

             (xiii) the statements in the Prospectus (or incorporated therein by reference) under the captions "Holding Company Regulation," "Description of the Preferred Securities," "Description of the Junior Subordinated Debentures," "Description of the Guarantee," "Relationship Among the Preferred Securities, the Subordinated Debentures and the Guarantee," "Certain Federal Income Tax Consequences," and "ERISA Considerations" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, written contracts, or rules or regulations, are correct in all material respects; and

              (xiv) Except as set forth in the Prospectus, to the best of such counsel's
                    knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions required to be described therein on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on their capital stock or to pay indebtedness owed to the Offerors,
                    (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of their property or assets to the Offerors.

          Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Offerors and representatives of the independent certified public accountants for the Offerors, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to the attention of such counsel that lead them to believe that either the Registration Statement or any amendment thereto, at any time such Registration Statement or amendment became effective or any Preliminary Prospectus circulated by the Underwriters (other than information omitted pursuant to Rule 430A as of the date of such Preliminary Prospectus) or the Prospectus or any amendment or supplement thereto as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (it being understood that such counsel need express no view with respect to the financial statements and schedules, related notes, and other financial and statistical data included or incorporated by reference in any Preliminary Prospectus circulated by the Underwriters, the Registration Statement (including any exhibit thereto) or the Prospectus or any amendment or supplement thereto).

          The foregoing opinion may be limited to the laws of The Commonwealth of Massachusetts, the laws of the jurisdictions of incorporation of the Subsidiaries and applicable United States federal law. In rendering the foregoing opinions, counsel may rely, to the extent they deem such reliance proper, on the opinions of other counsel as to matters governed by the laws of jurisdictions other than the United States and The Commonwealth of Massachusetts. In rendering such opinions, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Offerors and the Subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. For purposes of any of the opinions to be rendered by such counsel pursuant to this subsection (d) of Section 6, the term "to such counsel's knowledge" shall mean, to the extent that such opinion relates to a factual issue or to a mixed question of law and fact, that after examination of documents in such counsel's files relating to the Offering and considering the actual knowledge of the individual attorneys in such counsel's firm who have given substantive attention to matters on behalf of the Offerors, such counsel finds no reason to believe that any of such opinions is factually incorrect.

          The opinion of counsel to the Offerors, to be dated the Option Closing Date, if any, may confirm as of the Option Closing Date the statements made by such counsel in their opinion delivered on the Closing Date.

     (2) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to Underwriters' Counsel, to the effect that:

          (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 DEL. C. secs. 3801 ET SEQ. (the "Delaware Act"), with the business trust power and authority to (a) own its property and conduct its business as described in the Prospectus, (b) execute and deliver, and perform its obligations under, this Agreement and (c) issue and perform its obligations under the Trust Preferred Securities.

          (ii) The Trust Agreement constitutes a legal, valid and binding obligation of the Company and the trustees of the Trust in accordance with its terms.

         (iii) Under the Trust Agreement and the Delaware Act, all necessary trust action has been taken on the part of the Trust to duly authorize the execution and delivery of this Agreement by the Trust and the performance of its obligations hereunder.


          (iv) The Designated Preferred Securities have been duly authorized for issuance by the Trust Agreement and, when issued and delivered in accordance with the terms of the Trust Agreement and this Agreement and as described in the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The holders of the Preferred Securities will be entitled to the benefits of the Trust Agreement and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. Such opinion may note that the holders of the Preferred Securities may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.


          (v) Under the Trust Agreement and the Delaware Act, the issuance of the Preferred Securities is not subject to preemptive rights.

          (vi) The issuance and sale by the Trust of the Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation by the Trust of the transactions contemplated by this Agreement do not violate (a) any of the provisions of the Certificate of Trust or the Trust Agreement or (b) any applicable Delaware law or administrative regulation.


     Such opinion may state that is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (ii) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) considerations of public policy and the effect of applicable law relating to fiduciary duties.


          (e) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such customary documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (d) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Offerors herein contained.

          (f) Prior to each of the Closing Date and the Option Closing Date, if any, (i) from the respective dates as of which information is set forth in the Registration Statement and Prospectus, there shall have been no developments that, individually or in the aggregate, have had a Material Adverse Effect; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by either of the Offerors or any of the Subsidiaries, from the latest date as of which the financial condition of the Offerors and the Subsidiaries is set forth in the Registration Statement and Prospectus, that, individually or in the aggregate, has had a Material Adverse Effect; (iii) neither the Offerors nor any of the Subsidiaries shall be in default under any provision of any instrument relating to any of their respective outstanding indebtedness;
     (iv) no material amount of the assets of the Offerors or any of the Subsidiaries shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus (including the exhibits to the Registration Statement); (v) no action, suit or proceeding, at law or in equity, shall have been pending or, to the knowledge of the Offerors, threatened against the Offerors or any of the Subsidiaries, or affecting any of their respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect; and (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, or, to the Offerors's knowledge, threatened or contemplated by the Commission.

          (g) At each of the Closing Date and the Option Closing Date, if any, the

     Representative shall have received a certificate of the Offerors signed by the principal executive officer and by the chief financial officer of the Company and by the Administrative Trustees of the Trust, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

               (i) the representations and warranties of the applicable Offeror in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the applicable Offeror has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

               (ii) no stop order suspending the effectiveness of the
                    Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officer, are threatened under the Act;

              (iii) none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (iv) subsequent to the respective dates as of which information is given in the Registration and the Prospectus, neither the Offerors nor any of the Subsidiaries has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of their respective businesses, any material liabilities or obligations, direct or contingent; the Offerors has not paid or declared any dividends or other distributions on its capital or equity securities; neither the Offerors nor any of the Subsidiaries has entered into any transactions not in the ordinary course of business; and there has not been any material change in the capital stock or long-term debt or any material increase in the short-term borrowings of the Offerors or any of the Subsidiaries; neither the Offerors nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation that is pending or, to the knowledge of such officers, threatened against the Offerors or any of the Subsidiaries that is required to be set forth in an amended or supplemented Prospectus that has not been set forth; and there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been set forth.

     References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate.

          (h) On the date of this Agreement, the Representative shall have received a letter in form and substance satisfactory to the Representative and the Underwriters' Counsel addressed to the Underwriters and dated the date of this Agreement from KPMG and signed by such firm with respect to such matters as shall have been specified to such firm by the Underwriters prior to the date hereof. At the Closing Date and the Option Closing Date, if any, the Underwriters shall have received from KPMG a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, reaffirming the statements made in the letter furnished by KPMG to the Underwriters concurrently with the execution of this Agreement, each such reaffirming letter to be in form and substance satisfactory to the Underwriters and the Underwriters' Counsel.

          (i) On each of the Closing Date and the Option Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Designated Preferred Securities.

          (j) No order suspending the sale of the Designated Preferred Securities in any jurisdiction designated by the Representative pursuant to subsection (c) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or to the knowledge of the Representative or the Offerors shall be contemplated.

          (k) The Designated Preferred Securities delivered on the Closing Date or the Option Closing Date shall have been duly listed, subject to notice of official issuance, on the NASDAQ-NM.

          (l) On the Closing Date, you shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

          (m) The NASD, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriters' participation in such offering.

          (n) Prior to the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to you and Underwriters' Counsel all such other documents, certificates and opinions as they have reasonably requested.

     If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elects, it may waive any such conditions that have not been fulfilled or extend the time for their fulfillment.

7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Offerors jointly and severally agree to defend, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of the Company or the Trust herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and agrees to reimburse each Underwriter subject to subsection (d) for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Offerors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity in all material respects with written information furnished with respect to any Underwriters by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering, and provided further that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) if such untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus has not been furnished to the person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of such Preferred Securities to such person.

          The indemnity agreement in this Section 7(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which the Offerors may otherwise have.

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Offerors to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto made in reliance upon, and in conformity in all material respects with, written information furnished with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, provided that such written information or omissions only pertain to disclosures in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto directly relating to the transactions effected by the Underwriters in connection with this offering.

          The indemnity agreement in this Section 7(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and the Trust who has signed the Registration Statement, and each person, if any, who controls the Company or the Trust within the meaning of the Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have. For purposes of this Agreement, the Offerors acknowledge that the statements with respect to the public offering of the Designated Preferred Securities set forth under the heading "UNDERWRITING" and the stabilization legend in the Prospectus and the last paragraph on the outside front cover page of the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 (except to the extent that the omissions of such notice causes actual prejudice to the indemnifying party), or otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified parties and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel reasonably satisfactory to the indemnifying party or parties to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnifying party, representing all the indemnified parties under Section 7(a), 7(b) or 7(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided however that such consent shall not be unreasonably withheld.

          (d) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this
     Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Offerors are responsible for the remaining portion, provided, however, that (i) no Underwriter shall not be required to contribute any amount in excess of the underwriting discount applicable to the Preferred Securities purchased by such Underwriter and
     (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to a contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including without limitation the provisions of this Section 7, and are fully informed regarding such provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Offerors and their business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this
     Section 7 and further agree not to attempt to assert any such defense.

8.   REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Offerors submitted pursuant thereto shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements, and the indemnity and contribution agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Offerors or any controlling person, and shall survive termination of this Agreement or the issuance or sale and delivery of the Designated Preferred Securities to the Underwriters.

9.   EFFECTIVE DATE.

     This Agreement shall become effective at 9:30 a.m., Eastern Time, on the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its sole discretion, shall release the Designated Preferred Securities for the sale to the public, provided, however that the provisions of Sections 5, 7 and 9 of this Agreement shall at all times be effective. For purposes of this Section 9, the Designated Preferred Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such Designated Preferred Securities for offering or the release by the Representative for publication of the first newspaper advertisement that is subsequently published relating to the Designated Preferred Securities.

10.  TERMINATION.

          (a) Subject to subsection (d) of this Section 10, the Offerors may at any time before this Agreement becomes effective in accordance with Section 9, terminate this Agreement.

          (b) Subject to subsection (d) of this Section 10, the Representative shall have the right to terminate this Agreement, (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Representative's opinion will in the immediate future materially disrupt, general securities markets in the United States; or
     (ii) if trading on the New York Stock Exchange, the NASDAQ-NM or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by the State of New York, the Commonwealth of Massachusetts or any federal authority; or (v) if a moratorium in foreign exchange trading has been declared; or (vi) if the Company or the Trust shall have sustained a loss material or substantial to the Company or the Trust by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act that, whether or not such loss shall have been insured, will, in the Representative's reasonable opinion, make it inadvisable to proceed with the delivery of the Designated Preferred Securities; or (vii) if there shall have been a Material Adverse Effect.

          (c) If any party hereto elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this
     Section 10, such party shall notify, on the same day as such election is made, the other parties hereto in accordance with the provisions of Section 13 hereof.

          (d) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Sections 5, 7 and 9 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

11.  SUBSTITUTION OF THE UNDERWRITERS.

     If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 6, Section 10 or Section 12 hereof) to purchase the Designated Preferred Securities that it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall use its best efforts within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Preferred Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Preferred Securities and arrangements satisfactory to the Representative for the purchase of the Defaulted Securities are not made within 36 hours, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters. The Offerors may assist the Representative in making such arrangements by procuring another party satisfactory to the Representative to purchase the Defaulted Securities on the terms set forth herein.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

     In the event of any such default that does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

12.  DEFAULT BY THE TRUST.

     If the Trust shall fail at the Closing Date or the Option Closing Date, as applicable, to sell and deliver the number of Preferred Securities that it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Preferred Securities to be purchased on the Option Closing Date, the Underwriters may, at the Representative's option, by notice from the Representative to the Company, terminate the Underwriters' several obligations to purchase Designated Preferred Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5 and Section 7 hereof. No action taken pursuant to this Section shall relieve the Trust from liability, if any, in respect of such default.

13.  NOTICES.

     All notices and communications hereunder may be mailed or transmitted by any standard form of telecommunication and, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given when delivered to a notice party hereto at the address specified herein or at the address subsequently communicated in writing to the notice parties. Notices to the Underwriters shall be directed to the Representative c/o Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts 02108, Attention:
Gregory W. Benning, Managing Director, with a copy to Regina M. Pisa, P.C., Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109. Notices to the Company or the Trust shall be directed to c/o Century Bancorp, Inc., 400 Mystic Avenue, Medford, Massachusetts 02155, with a copy to Peter W. Coogan, Esq., Foley, Hoag & Eliot, LLP, One Post Office Square, Boston, Massachusetts 02109. In each case a notice party may change its address for notice hereunder by a written communication to the other notice parties.

14.  PARTIES.

     This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Offerors and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

15.  CONSTRUCTION.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT

OF LAWS PRINCIPLES.

16.  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

17.  ENTIRE AGREEMENT.

     This Agreement and the Schedules hereto contain the entire agreement between the parties hereto in connection with the subject matter hereof and supersede all prior agreements, written or oral, with respect to such subject matter.

18.  AMENDMENT.

     This Agreement and the Schedules hereto may not be amended, modified or altered without the written agreement of the Offerors and the Underwriters. If the foregoing correctly sets forth the understanding between the Underwriters and the Offerors, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.


                                   Very truly yours,

                                   CENTURY BANCORP, INC.


                                   By:_________________________________________
                                      Name:
                                      Title:


                                   CENTURY BANCORP CAPITAL TRUST

                                   By:_________________________________________
                                      Name:
                                      Title:



                                   CONFIRMED AND ACCEPTED AS OF THE
                                   DATE FIRST ABOVE WRITTEN:

                                   TUCKER ANTHONY INCORPORATED

                                   By:_________________________________________
                                      Name:
                                      Title:

                                   SCHEDULE A


NAME                                NUMBER OF FIRM PREFERRED SECURITIES
----                                -----------------------------------

Tucker Anthony Incorporated

------------------------

------------------------

Total                                       2,500,000